1940 Act

Rule 30b2-1

VIA EDGAR

March 11, 2010

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Valley Forge Life Insurance Company Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
Federated Insurance Series	0000912577	2-25-10
Fidelity Variable Insurance Products	0000823535	2-26-10
	0000831016	2-26-10
	0000356494	2-26-10
Alger American Fund	0000832566	2-22-10
MFS Variable Insurance Trust	0000918571	3-1-10
AllianceBernstein Variable Products Series Fund, Inc.	0000825316	2-22-10
American Century Variable Portfolios, Inc.	0000814680	2-23-10
Franklin Templeton Variable Insurance Products Trust	0000837274	3-1-10
Lazard Retirement Series	0001033669	3-1-10
Janus Aspen Series	0000906185	2-26-10
Van Eck Worldwide Insurance Trust	0000811976	3-2-10
First Eagle Overseas Variable Fund	0001000249	2-19-10
Universal Institutional Funds Inc.	0001011378	3-9-10

/s/ Lois L. McGuire
Lois L. McGuire
Director
Phoenix Life Insurance Company
Administrator for Valley Forge Life Insurance Company